FORM OF AMENDED RULE 18f-3 PLAN

                                 Rule 18f-3 Plan

                  1. A Portfolio of the Fund ("Portfolio") may issue more than one class of voting stock ("Class"), provided that:

                     (a) Each such Class:

                         (1) (i)  Shall have a different arrangement for
shareholder services or the distribution of securities or both, and shall pay all of the expenses of that arrangement; and

                             (ii) May pay a different share of other expenses,
not including advisory or custodial fees or other expenses related to the management of the Portfolio's assets, if those expenses are actually incurred in a different amount by that Class, or if the Class receives services of a different kind or to a different degree than other Classes;

                         (2) Shall have exclusive voting rights on any matter
submitted to shareholders that relates solely to its arrangement;

                         (3) Shall have separate voting rights on any matter
submitted to shareholders in which the interests of one Class differ from the interests of any other Class; and

                         (4) Shall have in all other respects the same rights
and obligations as each other class.

                     (b) Expenses may be waived or reimbursed by the Portfolio's adviser, underwriter, or any other provider of services to the Portfolio.

                     (c) (1) Any payments made under paragraph (a)(1)(i) of this Plan shall conform to Appendix A to this Plan, as such Appendix A shall be amended from time to time by the Board.

                         (2) Before any vote on the Plan or the Appendix, the
Directors shall be provided, and any agreement relating to a Class arrangement shall require the parties thereto to furnish, such information as may be reasonably necessary to evaluate the Plan.

                         (3) The provisions of the Plan in Appendix A are
severable for each Class, and whenever any action is to be taken with respect to the Plan in Appendix A, that action will be taken separately for each Class.

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

                     (d) A Portfolio may offer a Class with an exchange privilege providing that securities of the Class may be exchanged for certain securities of another Portfolio. Such exchange privileges are summarized in Appendix B, as may be modified by the Board from time to time, and are set forth in greater detail in the prospectuses of each of the Classes.

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


         Appendix A

     RBB FUND
     Current Distribution Fee Levels
     ______, 1998

___________________________________________________________


A.  MONEY MARKET PORTFOLIO

                                 Current Distribution
         Class                        Fee Level               Effective Date
         -----                   --------------------         --------------
1.       Sansom Street (Class J)      fee 0.05%               4/10/91
         Shareholder Service Fee          0.10%               8/16/88

2.       Bedford (Class L)            fee 0.60%               11/17/94

3.       Cash Preservation            fee 0.40%               4/10/91
         (Class G)

4.       RBB Family (Class E)         fee 0.40%               4/10/91

5.       Janney (Class Alpha 1)       fee 0.60%               2/l/95

6.       Select (Class Beta 1)        fee _____               _______

B.  MUNICIPAL MONEY MARKET PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       Sansom Street                 fee 0.05%              4/10/91
         (Class I)
         Shareholder Service Fee           0.10%              8/16/88

2.       Bedford (Class M)             fee 0.60%              11/17/94

3.       Cash Preservation             fee 0.40%              4/10/91
         (Class H)

4.       RBB Family (Class F)          fee 0.40%              4/10/91

5.       Janney (Class Alpha 2)        fee 0.60%              2/l/95

C.  GOVERNMENT OBLIGATION MONEY MARKET PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       Sansom Street (Class K)       fee 0.05%              4/10/91
         Shareholder Service Fee        0.10%                 8/16/88

2.       Bedford (Class N)             fee 0.60%              11/17/94

3.       Janney (Class Alpha 3)        fee 0.60%              2/l/95


D.  GOVERNMENT SECURITIES PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       RBB Family (Class P)          fee 0.40%              4/10/91


E.  NEW YORK MUNICIPAL MONEY MARKET PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       Janney (Class Alpha 4)        fee 0.60%              2/l/95


F.  BEA INTERNATIONAL EQUITY PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None                   None
         Class T)

2.       BEA Investor (Class II)       fee .50%               7/10/96

3.       BEA Advisor                   fee .25%               7/10/96
         (Class MM)

G.  BEA Emerging Markets Portfolio

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None                   None
         (Class V)

2.       BEA Investor (Class JJ)       fee .50%               7/10/96

3.       Bea Advisor (Class NN)        fee .25%               7/10/96

H.  BEA HIGH YIELD PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None                   None
         (Class U)

2.       BEA Investor (Class KK)       fee .50%               7/10/96

3.       BEA Advisor (Class OO)        fee .25%               7/10/96

I.  BEA U.S. CORE EQUITY PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None                   None
         (Class X)

2.       BEA Advisor                   fee .25%               ---------
         (Class HHH)


J.  BEA U.S. CORE FIXED INCOME PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None                   None
         (Class Y)

K.  BEA STRATEGIC GLOBAL FIXED INCOME PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None                   None
         (Class Z)

L.  BEA MUNICIPAL BOND FUND

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None                   None
         (Class A)

M.  BEA SHORT DURATION PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None                   None
         (Class BB)

N.  BEA BALANCED PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None                   None
         (Class CC)

O.  BEA GLOBAL TELECOMMUNICATIONS PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Investor (Class LL)       fee .50%               7/10/96

2.       BEA Advisor (Class PP)        fee .25%               7/10/96

P.  BEA LONG-SHORT MARKET NEUTRAL PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None
         (Class ZZ)

2.       BEA Advisor                   fee .25%
         (Class AAA)

Q.  BEA LONG-SHORT EQUITY PORTFOLIO

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None
         (Class BBB)

2.       BEA Advisor                   fee .25%
         (Class CCC)

R.  BEA SELECT ECONOMIC VALUE EQUITY FUND

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       BEA Institutional             None
         (Class FFF)

2.       BEA Advisor                   fee .25%
         (Class GGG)

S.  BOSTON PARTNERS LARGE CAP VALUE FUND

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       Institutional Class           None                   5/29/98
         (Class QQ)

2.       Advisor Class                 fee 0.50%              10/16/96
         (Class SS)

3.       Investor Class                fee 0.25%              10/16/96
         (Class RR)


T.  BOSTON PARTNERS MID CAP VALUE FUND

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       Institutional Class           None                   5/29/98
         (Class TT)

2.       Investor Class                fee 0.25%              6/1/97
         (Class UU)


U.  BOSTON PARTNERS BOND FUND

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       Institutional Class           None                   5/29/98
         (Class VV)

2.       Investor Class                fee 0.25%              12/29/97
         (Class WW)

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



V.  BOSTON PARTNERS MICRO CAP VALUE FUND

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       Institutional Class           None                   7/01/98
         (Class DDD)

2.       Investor Class                fee 0.25%              7/01/98
         (Class EEE)

W.  BOSTON PARTNERS MARKET NEUTRAL FUND

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       Institutional Class           None                   _________
         (Class III)

2.       Investor Class                fee 0.25%              _________
         (Class JJJ)

X. BOSTON PARTNERS LONG-SHORT EQUITY FUND

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       Institutional Class           None                   __________
         (Class KKK)

2.       Investor Class                fee 0.25%              __________
         (Class LLL)

Y.  SCHNEIDER CAPITAL MANAGEMENT VALUE FUND

                                  Current Distribution
         Class                         Fee Level              Effective Date
         -----                    --------------------        --------------
1.       Investor (Class YY)           None                   4/6/98

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


         APPENDIX B

         EXCHANGE PRIVILEGES OF THE PORTFOLIOS
         OF THE RBB FUND, INC.



=======================================================================================================
FAMILY                         EACH PORTFOLIO (CLASS) . . .          MAY BE EXCHANGED FOR ANY OF
-------------------------------------------------------------------------------------------------------
BEA (Institutional Classes)    International Equity (T)              International Equity (T)
                               High Yield (U)                        Strategic Fixed Income (U)
                               Emerging Markets Equity (V)           Emerging Markets Equity (V)
                               U.S. Core Equity (X)                  U.S. Core Equity (X)
                               U.S. Core Fixed Income (Y)            U.S. Core Fixed Income (Y)
                               Strategic Global Fixed Income (Z)     Global Fixed Income (Z)
                               Municipal Bond Fund (AA)              Municipal Bond Fund (AA)
                               Balanced Fund (BB)                    Balanced Fund (BB)
                               Short Duration Fund (CC)              Short Duration Fund (CC)
                               Long-Short Market Neutral (ZZ)        Long-Short Market Neutral (ZZ)
                               Long-Short Equity (BBB)               Long-Short Equity (BBB)
                               Select Economic Value Equity (FFF)    Select Economic Value Equity (FFF)
-------------------------------------------------------------------------------------------------------
BEA (Investor Classes)         International Equity (II)             International Equity (II)
                               Emerging Markets Equity (JJ)          Emerging Markets Equity (JJ)
                               High Yield (KK)                       High Yield (KK)
                               Global Telecommunications (LL)        Global Telecommunications (LL)

                               Investor Shares of other non-RBB      Investor Shares of other non-RBB
                               funds advised by BEA Associates       funds Advised by BEA Associates
-------------------------------------------------------------------------------------------------------
BEA (Advisor Classes)          International Equity (MM)             International Equity (MM)
                               Emerging Markets Equity (NN)          Emerging Markets Equity (NN)
                               High Yield (OO)                       High Yield (OO)
                               Global Telecommunications (PP)        Global Telecommunications (PP)
                               Long-Short Market Neutral (AAA)       Long-Short Market Neutral (AAA)
                               Long-Short Equity (CCC)               Long-Short Equity (CCC)
                               Select Economic Value Equity (GGG)    Select Economic Value Equity (GGG)
                               U.S. Core Equity (HHH)                U.S. Core Equity (Class HHH)

                               Advisor Shares of other non-RBB       Advisor Shares of other non-RBB
                               funds advised by BEA Associates       funds advised by BEA Associates
-------------------------------------------------------------------------------------------------------
Cash Preservation              Money Market (G)                      Money Market (G)
                               Municipal Money Market (H)            Municipal Money Market (H)
-------------------------------------------------------------------------------------------------------
RBB                            Money Market (E)                      Money Market (E)
                               Municipal Money Market (F)            Municipal Money Market (F)
                               Government Securities (P)             Government Securities (P)
-------------------------------------------------------------------------------------------------------
Bedford (Bear Stearns)         Money Market (L)                      Common Shares of other
                                                                     non-RBB funds advised or sponsored
                                                                     by Bear, Stearns & Co. Inc.
-------------------------------------------------------------------------------------------------------


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


--------------------------------------------------------------------------------------------------------
Bedford (Valley Forge)         Money Market (L)                      Common Shares of other non-RBB
                                                                     funds advised or sponsored by
                                                                     Valley Forge Capital Holdings, Inc.
--------------------------------------------------------------------------------------------------------
n/I                            Micro Cap (FF)                        Growth & Value (HH)
                               Growth (GG)                           Larger Cap Value (XX)
                               Growth & Value (HH)
                               Larger Cap Value (XX)
--------------------------------------------------------------------------------------------------------
Schneider Capital Management   Schneider Management Value (YY)       Schneider Management Value (YY)
--------------------------------------------------------------------------------------------------------
Boston Partners                Mid Cap Value (TT)                    Mid Cap Value (TT)
(Institutional Classes)        Large Cap Value (QQ)                  Large Cap Value (QQ)
                               Bond (VV)                             Bond (VV)
                               Micro Cap Value (DDD)                 Micro Cap Value (DDD)
                               Market Neutral (III)                  Market Neutral (III)
                               Long-Short Equity (KKK)               Long-Short Equity (KKK)
--------------------------------------------------------------------------------------------------------
Boston Partners                Mid Cap Value (UU)                    Mid Cap Value (UU)
(Investor Classes)             Large Cap Value (RR)                  Large Cap Value (RR)
                               Bond (WW)                             Bond (WW)
                               Micro Cap Value (EEE)                 Micro Cap Value (EEE)
                               Market Neutral (JJJ)                  Market Neutral (JJJ)
                               Long-Short Equity (LLL)               Long-Short Equity (LLL)
=======================================================================================================


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